UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 3, 2015

WASHINGTON PRIME GROUP INC.*

(Exact name of registrant as specified in its charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 621-9000

N/A

(Former name or former address, if changed since last report)

*On January 15, 2015, Washington Prime Group Inc. began doing business as WP Glimcher.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 3, 2015, WP Glimcher issued a press release announcing that its 2015 annual meeting of shareholders has been scheduled for May 21, 2015 (the “2015 Annual Meeting”). The Board of Directors of WP Glimcher has fixed the close of business on March 27, 2015 as the record date for the 2015 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Rule 14a-8 Shareholder Proposal Deadline.  Because the 2015 Annual Meeting is WP Glimcher’s first annual meeting as a public company, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders who wish to have a proposal considered for inclusion in WP Glimcher’s proxy materials for the 2015 Annual Meeting must ensure that such proposal is received by WP Glimcher no later than the close of business on February 27, 2015, which WP Glimcher believes is a reasonable time before it expects to begin to print and send its proxy materials to its shareholders.  Any such proposals must be received by such deadline by WP Glimcher’s Secretary at Washington Prime Group Inc., 180 East Broad Street, Columbus, Ohio 43215, and otherwise comply with all other requirements of Rule 14a-8.

Amended and Restated Bylaws Advance Notice Deadline.  In accordance with the requirements for advance notice in WP Glimcher’s amended and restated bylaws, for director nominations or other business to be brought before the 2015 Annual Meeting by a shareholder, written notice must be received no later than the close of business on February 13, 2015 by WP Glimcher’s Secretary at Washington Prime Group Inc., 180 East Broad Street, Columbus, Ohio 43215.  Any such notice must comply with and contain all of the information required by WP Glimcher’s amended and restated bylaws.  The shareholder or the shareholder’s director nominee, as applicable, must also timely furnish all other information required under WP Glimcher’s amended and restated bylaws. A copy of WP Glimcher’s amended and restated bylaws is filed as Exhibit 3.2 to WP Glimcher’s Form 8-K filed with the Securities and Exchange Commission on January 22, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by WP Glimcher on February 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP INC.

By:	/s/ Robert P. Demchak

Name:	Robert P. Demchak

Title:	Secretary and General Counsel

Date:	February 3, 2015

Exhibit Index

Exhibit No.	Description
99.1	Press Release Issued by WP Glimcher on February 3, 2015